                                                                   EXHIBIT 10.2

                               FIRST AMENDMENT TO

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("First Amendment") is made and entered into as of the 14th day of April, 2000, by and among HARVEYS CASINO RESORTS, a Nevada corporation, HARVEYS C.C. MANAGEMENT COMPANY, INC., a Nevada corporation, HARVEYS IOWA MANAGEMENT COMPANY, INC., a Nevada corporation, HARVEYS TAHOE MANAGEMENT COMPANY, INC., a Nevada corporation, HBR REALTY COMPANY, INC., a Nevada corporation, HARVEYS BR MANAGEMENT COMPANY, INC., a Nevada corporation and HCR SERVICES COMPANY, INC., a Nevada corporation (collectively the "Borrowers"), WELLS FARGO BANK, National Association, CREDIT LYONNAIS LOS ANGELES BRANCH, BANK ONE, NA, BANKERS TRUST COMPANY, SOCIETE GENERALE, FIRST SECURITY BANK, N.A., U.S. BANK NATIONAL ASSOCIATION, FIRST HAWAIIAN BANK, GREATER BAY CORPORATE FINANCE, IMPERIAL BANK, WEST COAST BANK, NATIONAL CITY BANK OF INDIANA and HIBERNIA NATIONAL BANK, as Lenders, WELLS FARGO BANK, National Association, as the Swingline Lender (herein in such capacity, together with its successors and assigns, the "Swingline Lender"), WELLS FARGO BANK, National Association, as the issuer of letters of credit thereunder (herein in such capacity, together with its successors and assigns, the "L/C Issuer"), and WELLS FARGO BANK, National Association, as arranger, administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein, in such capacity, called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer, collectively referred to as the "Banks").

                                R_E_C_I_T_A_L_S:

                  WHEREAS:

                  A. Borrowers and Banks entered into a Second Amended and Restated Credit Agreement dated as of October 5, 1999 (the "Existing Credit Agreement").

                  B. For the purpose of this First Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

                  C. Borrowers and Banks desire to amend the Existing Credit Agreement for the purpose of fully amending and restating Section 5.24 of the Existing Credit

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Agreement entitled "Interest Rate Protection" and adding a quarterly certification as to compliance with Section 5.24 to the Compliance Certificate.

                  D. Borrowers and Banks have agreed to the following modifications and amendments to the Existing Credit Agreement on the terms and subject to the conditions and provisions set forth in this First Amendment.

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to the waiver, amendments and modifications to the Existing Credit Agreement as specifically hereinafter provided as follows:

                  1. DEFINITIONS. As of the First Amendment Effective Date,
Section 1.01 of the Existing Credit Agreement entitled "Definitions" shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

                  "Compliance Certificate" shall mean a compliance certificate as described in Section 5.08(a)(v) substantially in the form of "Exhibit F", affixed to the First Amendment and by this reference incorporated herein and made a part hereof, which shall fully restate and supersede the "Compliance Certificate" affixed as Exhibit F to the Existing Credit Agreement.

                  "Credit Agreement" shall mean the Existing Credit Agreement as amended by the First Amendment, as it may be further amended, modified, extended, renewed or restated from time to time.

                  "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the First Amendment.

                  "First Amendment" shall have the meaning set forth in the Preamble of the First Amendment to Second Amended and Restated Credit Agreement dated as of April 14, 2000, executed by and among Borrowers and Banks.

                  "First Amendment Effective Date" shall mean April 5, 2000.

                  2. RESTATEMENT OF INTEREST RATE PROTECTION COVENANT. As of the first Amendment Effective Date, Section 5.24 entitled "Interest Rate Protection", shall be and is hereby fully amended and restated in its entirety as follows:



                                       2
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                  "Section 5.24.    INTEREST RATE PROTECTION.

                           a. Commencing no later than one hundred eighty (180) days following the Amendment Effective Date and continuing for a period of no less than three (3) years following the date of such commencement, Borrowers shall maintain Interest Rate Hedges in an aggregate principal notional amount of no less than fifty percent (50.0%) of the Total Funded Debt (exclusive of Contingent Liabilities) outstanding from time to time.

                           b. Commencing no later than one hundred eighty (180) days following the Commitment Increase Effective Date and continuing for a period of no less than three (3) years following the date of such commencement, Borrowers shall maintain Interest Rate Hedges in an aggregate principal notional amount of no less than fifty percent (50.0%) of the amount of the Commitment Increase outstanding from time to time."

                  3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF FIRST AMENDMENT. The First Amendment shall become effective as of the date hereof upon receipt by Agent Bank of the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below:

                           a. Due execution by Borrowers and Banks of
fourteen (14) duplicate originals of this First Amendment;

                           b. Corporate resolutions or other evidence of
requisite authority of Borrowers to execute the First Amendment;

                           c. Reimbursement to Agent Bank by Borrowers for all
reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the First Amendment, including, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC; and

                           d. Such other documents, instruments or conditions as
may be reasonably required by Lenders.

                  4. REPRESENTATIONS OF BORROWERS. Borrowers hereby represent to the Banks that as of the date hereof:

                           a. The representations and warranties contained in
Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the date hereof in all material respects as though such representations and warranties had been made on and as of the date hereof, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank;

                           b. Since the date of the most recent financial
statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change or Material Adverse Effect has occurred;

                           c. No event has occurred and is continuing which
constitutes a Default or Event of Default under the terms of the Credit Agreement; and

                           d. The execution, delivery and performance of this
First Amendment has been duly authorized by all necessary action of Borrowers and this First Amendment constitutes a valid, binding and enforceable obligation of Borrowers.

                  5. INCORPORATION BY REFERENCE. This First Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

                  6. GOVERNING LAW. This First Amendment shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

                  7. COUNTERPARTS. This First Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

                  8. CONTINUANCE OF TERMS AND PROVISIONS. All of the terms and provisions of the Existing Credit Agreement shall remain unchanged except as specifically modified herein.




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



                  IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                   BORROWERS:

                                   HARVEYS CASINO RESORTS,
                                   a Nevada corporation


                                   By /s/ CHARLES W. SCHARER
                                      -------------------------------
                                      Charles W. Scharer,
                                      President and CEO


                                   By /s/ JOHN MCLAUGHLIN
                                      -------------------------------
                                      John McLaughlin,
                                      Senior Vice President,
                                      Treasurer and CFO

                                   HARVEYS C.C. MANAGEMENT
                                   COMPANY, INC.,
                                   a Nevada corporation


                                   By /s/ CHARLES W. SCHARER
                                      -------------------------------
                                      Charles W. Scharer,
                                      President


                                   By /s/ JOHN MCLAUGHLIN
                                      -------------------------------
                                      John McLaughlin,
                                      Secretary/Treasurer

                                   HARVEYS IOWA MANAGEMENT
                                   COMPANY, INC.,
                                   a Nevada corporation


                                   By /s/ CHARLES W. SCHARER
                                      -------------------------------
                                      Charles W. Scharer,
                                      President


                                   By /s/ JOHN MCLAUGHLIN
                                      -------------------------------
                                      John McLaughlin,
                                      Secretary/Treasurer

                                   HARVEYS TAHOE MANAGEMENT
                                   COMPANY, INC., a Nevada
                                   corporation

                                   By /s/ CHARLES W. SCHARER
                                      -------------------------------
                                      Charles W. Scharer,
                                      President


                                   By /s/ JOHN MCLAUGHLIN
                                      -------------------------------
                                      John McLaughlin,
                                      Secretary/Treasurer

                                   HCR SERVICES COMPANY, INC.,
                                   a Nevada corporation


                                   By /s/ CHARLES W. SCHARER
                                      -------------------------------
                                      Charles W. Scharer,
                                      President

                                   By /s/ JOHN MCLAUGHLIN
                                      -------------------------------
                                      John McLaughlin,
                                      Secretary/Treasurer

                                   HBR REALTY COMPANY, INC.,
                                   a Nevada corporation



                                   By /s/ CHARLES W. SCHARER
                                      -------------------------------
                                      Charles W. Scharer,
                                      President


                                   By /s/ JOHN MCLAUGHLIN
                                      -------------------------------
                                      John McLaughlin,
                                      Secretary/Treasurer

                                   HARVEYS BR MANAGEMENT COMPANY, INC.,
                                   a Nevada corporation


                                   By /s/ CHARLES W. SCHARER
                                      -------------------------------
                                      Charles W. Scharer,
                                      President


                                   By /s/ JOHN MCLAUGHLIN
                                      -------------------------------
                                      John McLaughlin,
                                      Secretary/Treasurer

                                     BANKS:
                                     -----

                                     WELLS FARGO BANK,
                                     National Association,
                                     Agent Bank, Lender,
                                     Swingline Lender and
                                     L/C Issuer



                                     By /s/ SUE FULLER
                                        --------------

                                     Name SUE FULLER
                                          ----------

                                     Title VICE PRESIDENT
                                           --------------

                                     CREDIT LYONNAIS
                                     LOS ANGELES BRANCH,
                                     Lender



                                     By /s/ DIANNE M. SCOTT
                                        -------------------

                                     Name DIANNE M. SCOTT
                                          ---------------

                                     Title FIRST VICE PRESIDENT & MANAGER
                                           ------------------------------

                                     BANK ONE, N.A.,
                                     Lender



                                     By /s/ BETTY FRANCIS-SAMILTON
                                        --------------------------

                                     Name BETTY FRANCIS-SAMILTON
                                          ----------------------

                                     Title CUSTOMER SERVICE OFFICER
                                           ------------------------

                                     BANKERS TRUST COMPANY,
                                     Lender


                                     By /s/ LAURA S. BURWICK
                                        --------------------

                                     Name LAURA S. BURWICK
                                          ----------------

                                     Title PRINCIPAL
                                           ---------

                                     SOCIETE GENERALE,
                                     Lender



                                     By /s/ ALEX Y. KIM
                                        ---------------

                                     Name ALEX Y. KIM
                                          -----------

                                     Title VICE PRESIDENT
                                           --------------

                                     FIRST SECURITY BANK, N.A.,
                                     Lender



                                     By /s/ DAVID P. WILLIAMS
                                        ---------------------

                                     Name DAVID P. WILLIAMS
                                          -----------------

                                     Title VICE PRESIDENT
                                           --------------

                                     U.S. BANK NATIONAL
                                     ASSOCIATION,
                                     Lender



                                     By /s/ J. ANDREW BACKSTROM
                                        -----------------------

                                     Name J. ANDREW BACKSTROM
                                          -------------------

                                     Title VICE PRESIDENT
                                           --------------

                                     FIRST HAWAIIAN BANK,
                                     Lender



                                     By /s/ DONALD C. YOUNG
                                        -------------------

                                     Name DONALD C. YOUNG
                                          ---------------

                                     Title SENIOR VICE PRESIDENT
                                           ---------------------

                                     GREATER BAY CORPORATE
                                     FINANCE, a division of
                                     Cupertino National Bank
                                     & Trust,
                                     Lender



                                     By /s/ DAN MCCARTNEY
                                        -----------------

                                     Name DAN MCCARTNEY
                                          -------------

                                     Title VICE PRESIDENT
                                           --------------

                                     IMPERIAL BANK,
                                     Lender



                                     By /s/ R. VADALMA
                                        --------------

                                     Name RAY VADALMA
                                          -----------

                                     Title SENIOR MANAGING DIRECTOR
                                           ------------------------

                                     WEST COAST BANK,
                                     Lender



                                     By /s/ TIMOTHY B. JOHNSON
                                        ----------------------

                                     Name TIMOTHY B. JOHNSON
                                          ------------------

                                     Title VICE PRESIDENT
                                           --------------

                                     NATIONAL CITY BANK OF INDIANA,
                                     Lender



                                     By /s/ MARK A. MINNICK
                                        -------------------

                                     Name MARK A. MINNICK
                                          ---------------

                                     Title SENIOR VICE PRESIDENT
                                           ---------------------

                                     HIBERNIA NATIONAL BANK,
                                     Lender



                                     By /s/ ROSS S. WALES
                                        -----------------

                                     Name ROSS S. WALES
                                          -------------

                                     Title VICE PRESIDENT
                                           --------------



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